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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  July 31, 2000



                            CP Limited Partnership
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            (Exact Name of Registrant as Specified in Its Charter)


          Maryland                   033-85492                 38-3140664
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(State or Other Jurisdiction       (Commission                (IRS Employer
        of Formation)              File Number)           Identification Number)


          6160 South Syracuse Way, Greenwood Village, Colorado 80111
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         (Address of Principal Executive Offices, Including Zip Code)


       Registrant's Telephone Number, Including Area Code (303) 741-8707
                                                          --------------


                                      N/A
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         (Former Name of Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS

  On June 9, 2000, Chateau Communities, Inc. (the "Company") and CP Limited Partnership, a majority-owned limited partnership subsidiary of the Company (the "Operating Partnership"), jointly filed a registration statement on Form S-3 (File Nos. 333-38898 and 333-38898-01) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to $200,000,000 aggregate offering price of debt securities to be offered by the Operating Partnership and $200,000,000 aggregate offering price of guarantees to be offered by the Company. On June 23, 2000, the Registration Statement, as amended, was declared effective by the SEC. As an exhibit to, and part of, the Registration Statement, a form of Underwriting Agreement for debt securities to be offered by the Operating Partnership is attached hereto as
  Exhibit 1 and a form of Third Supplemental Indenture relating to debt securities to be offered by the Operating Partnership is attached hereto as
  Exhibit 4.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

     (a)   Financial Statements - None

     (b)   Pro Forma Financial Information - None

     (c)   Exhibits

         1  -  Form of Underwriting Agreement for Debt Securities

         4  -  Form of Third Supplemental Indenture between the Operating
               Partnership and Bank One Trust Company, N.A., as trustee

                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 31, 2000                          CHATEAU COMMUNITIES, INC.


                                              By: /s/ Tamara D. Fischer
                                                  ------------------------------
                                                  Tamara D. Fischer
                                                  Chief Financial Officer


Date:  July 31, 2000                          CP LIMITED PARTNERSHIP


                                              By: Chateau Communities, Inc., as
                                                  general partner


                                              By: /s/ Tamara D. Fischer
                                                  ------------------------------
                                                  Tamara D. Fischer
                                                  Chief Financial Officer


                                       3
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                                 EXHIBIT INDEX

   Exhibit No.
   -----------

     1  -  Form of Underwriting Agreement for Debt Securities

     4  -  Form of Third Supplemental Indenture between the Operating
           Partnership and Bank One Trust Company, N.A., as trustee

                                       4